Shengdatech Receives NASDAQ Notification and Information Request

SHANGHAI, March 18, 2011 /PRNewswire-Asia-FirstCall/ -- ShengdaTech, Inc. (“ShengdaTech” or the “Company”) (Nasdaq: SDTH), a leading manufacturer of nano-precipitated calcium carbonate (“NPCC”) in China announced that on March 16, 2011, it received a letter from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) advising the Company that due to its inability to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 with the Securities and Exchange Commission in a timely manner, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1).  The Company also received a request for information and documents from the Listing Investigation Department of Nasdaq.

As previously announced in the Company’s press release dated March 15, 2011, the Company appointed a special committee of the Board of Directors who had commenced an internal investigation into potentially serious discrepancies and unexplained issues relating to the Company and its subsidiaries' financial records identified by the Company's auditors in the course of their audit of the consolidated financial statements for the fiscal year ended December 31, 2010, and, therefore, was unable to file its Annual Report on Form 10-K in a timely manner.

Nasdaq has requested that the Company submit, prior to March 31, 2011, a plan to regain compliance.  If Nasdaq accepts the Company’s plan, Nasdaq can grant up to 180 calendar days from March 31, 2011, to regain compliance.  The Company currently intends to submit a plan to regain compliance with the Nasdaq Listing Rules and a response to the information and document request as soon as reasonably practicable.

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  These statements include, without limitation, statements regarding the Company's ability to regain compliance with Nasdaq Listing Rules and its ability to submit an acceptable plan to regain compliance.  We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as are detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. You are urged to consider these factors care in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company's expectations.

About ShengdaTech, Inc.

ShengdaTech is engaged in the business of manufacturing, marketing, and selling nano-precipitated calcium carbonate products.  The Company converts limestone into NPCC using its proprietary and patent-protected technology.  NPCC products are increasingly used in tires, paper, paints, building materials, and other chemical products.  In addition to its broad customer base in China, the Company currently exports to Singapore, Thailand, South Korea, Malaysia, India and Latvia.  For more information, contact CCG Investor Relations directly or go to ShengdaTech's website at http://www.shengdatechinc.com

Contact:

Anhui Guo, Chief Operating Officer
ShengdaTech, Inc.
gah@shengdatech.com
www.shengdatechinc.com

CCG Investor Relations

Crocker Coulson, President
Tel: +1-646-213-1915 (NY office)
Email: crocker.coulson@ccgir.com
www.ccgirasia.com

Elaine Ketchmere, Partner
Tel: +1-310-954-1345 (LA office)
Email: elaine.ketchmere@ccgir.com